As filed with the Securities and Exchange Commission on March 29, 2000

                                                    Registration No. 333-31987

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-3
                         Post-Effective Amendment No. 2
                                       To
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                            Thermedics Detection Inc.
             (Exact name of registrant as specified in its charter)


Massachusetts                                                        04-3106698
(State or other jurisdiction of                                   (IRS Employer
incorporation or organization)                            Identification Number)


                                  220 Mill Road
                         Chelmsford, Massachusetts 01824
                                 (508) 251-2000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            Sandra L. Lambert, Clerk
                            Thermedics Detection Inc.
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
          (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                             Seth H. Hoogasian, Esq.
                                 General Counsel
                            Thermedics Detection Inc.
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
                            ----------------------

      Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement has become effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a  post-effective  amendment  filed pursuant to Rule 462(c)
under  the  Securities  Act of  1933,  check  the  following  box and  list  the
Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                            ----------------------


      This post-effective amendment removes from registration any of the securities which remain unsold as of the date of the filing of this post-effective amendment. The registrant was obligated to maintain the effectiveness of this registration statement until all the securities offered hereby were eligible for resale pursuant to Rule 144(k) under the Securities Act of 1933, as amended. Because the securities covered hereby are eligible for resale pursuant to Rule 144(k), the registrant hereby removes these securities from registration. The registration is hereby terminated.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (Reg. No. 333-31987) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on this 29th day of March, 2000.


                                     THERMEDICS DETECTION INC.

                                     By: /s/ James Barbookles
                                        ---------------------------------------
                                          James Barbookles
                                          President and Chief Executive Officer



   Signature                           Title                        Date

                                 President, Chief Executive     March 29, 2000
/s/ James Barbookles             Officer and Director
----------------------           (Principal Executive Officer)
James Barbookles

/s/ Theo Melas-Kyriazi           Chief Financial Officer        March 29, 2000
----------------------           (Principal Financial Officer)
Theo Melas-Kyriazi

/s/ Paul F. Kelleher             Chief Accounting Officer       March 29, 2000
----------------------           (Principal Accounting Officer)
Paul F. Kelleher

/s/ John T. Keiser               Chairman of the Board of       March 29, 2000
----------------------
John T. Keiser                   Directors

/s/ Earl R. Lewis                Director                       March 29, 2000
----------------------
Earl R. Lewis